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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 21, 2001

                             VISUAL DATA CORPORATION
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             (Exact name of registrant as specified in its charter)

  FLORIDA                            000-22849                     65-0420146
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(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                      Number)

                1291 SW 29 Avenue, Pompano Beach, Florida 33069
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                  (Address of executive offices and Zip Code)

Registrant's telephone number, including area code:       (954)917-6655

                                 Not Applicable
                          ----------------------------
              (Former name or former address, if changed since last report)

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Item 5.       Other Events and Regulation FD Disclosure.

       In September 2001, we entered into an Agreement and Plan of Merger with RMS Networks, Inc. which provided that when consummated RMS would merge into a wholly-owned subsidiary of ours. On November 21, 2001, the parties mutually agreed to terminate the Agreement and Plan of Merger prior to closing pursuant to the terms of the agreement.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Visual Data Corporation


Date: November 28, 2001                      By: /s/ Randy S. Selman
                                                 ---------------------
                                             Randy S. Selman, President and
                                             Chief Executive Officer